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                                                                    EXHIBIT 99.2

                                  HUMANA INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             SPECIAL MEETING OF STOCKHOLDERS --             , 1998

    The undersigned stockholder of Humana Inc. ("Humana") acknowledges receipt of the Joint Proxy Statement -- Prospectus of Humana and United HealthCare Corporation ("United HealthCare") and the undersigned revokes all prior proxies and appoints Gregory H. Wolf and Arthur P. Hipwell, and each of them individually, proxies for the undersigned to vote all shares of Common Stock of Humana that the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held at Humana's headquarters, 500 West Main Street, 25th
Floor Auditorium, Louisville, Kentucky, at      , local time, on              ,
1998 and any adjournments, postponements or reschedulings thereof, on those matters referred to in the Joint Proxy Statement -- Prospectus.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL REFERRED TO IN (1) ON THE REVERSE SIDE, PROVIDED THAT YOU HAVE SIGNED AND DATED THE PROXY CARD.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

    PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE
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          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

    To approve and adopt the Agreement and Plan of Merger dated as of May 27, 1998, among Humana, United HealthCare and UH-1 Inc., a direct, wholly owned subsidiary of United HealthCare as described in the accompanying Joint Proxy Statement -- Prospectus.

     / / FOR                     / / AGAINST                     / / ABSTAIN

 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                           Please sign exactly as your name or
                                           names appear hereon. If shares are
                                           held jointly, each shareholder should
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If a corporation, please sign
                                           in full corporate name by president
                                           or other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person.
                                           _____________________________________
                                           SIGNATURE OF STOCKHOLDER (Title, if
                                           any) DATED
                                           _____________________________________
                                           SIGNATURE OF STOCKHOLDER (Title, if
                                           any) DATED